UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 19, 2005

AMREIT
(Exact name of Registrant as specified in its Charter)

Texas	0-28378	76-0410050
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

8 Greenway Plaza, Suite 1000, Houston, Texas		77046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 850-1400

Not applicable
(Former name or former address, if changed since last report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01     Regulation FD Disclosure.

             On September 20, 2005, H. Kerr Taylor, the President and Chief Executive Officer of the Registrant, and Chad C. Braun, the Executive Vice President and Chief Financial Officer of the Registrant, will participate in an industry forum web cast presentation regarding the Registrant.  Attached as Exhibit 99.1 to this report are the slides which will accompany the presentation.  Additionally, the Registrant may use the attached slides in subsequent presentations in upcoming weeks. The information and the related exhibit are being forwarded to the Securities and Exchange Commission pursuant to Regulation FD and are not to be considered “filed” under the Securities Exchange Act of 1934, as amended.

Item 9.01     Financial Statements and Exhibits.

99.1	Slide Presentation

SIGNATURE

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

Date: September 19, 2005

AMREIT

	By:	/s/ Chad C. Braun

Chad C. Braun Executive Vice President and Chief Financial Officer